UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

Plastic2Oil, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52444	90-0822950
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

20 Iroquois Street Niagara Falls, NY	14303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 278-0015

NA

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2018, Rahoul S. Banerjea informed the Board of Directors of Plastic2Oil, Inc. (the “Company”) of his resignation from his position as the Company’s Chief Financial Officer, effective April 18, 2018. The Company plans to conduct a search for a qualified replacement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plastic2Oil, Inc.

Dated: April 24, 2018	By:	/s/ Richard Heddle
Richard Heddle
President, Chief Executive Officer,
and Director